Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended December 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$2,055,467
Unrealized Gain (Loss) on Market Value of Commodity Futures	729,484
Dividend Income	440,048
Interest Income	281,336
Total Income (Loss)	$3,506,335

Expenses
Management Fees	$128,905
Professional Fees	36,942
Brokerage Commissions	10,658
Directors' Fees and insurance	4,817
Total Expenses	$181,322
Net Income (Loss)	$3,325,013

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/24	$188,192,997
Net Income (Loss)	3,325,013

Net Asset Value End of Month	$191,518,010
Net Asset Value Per Share (2,900,000 Shares)	$66.04

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended December 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(399,975)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(3,429,325)
Dividend Income	337,687
Interest Income	244,106
ETF Transaction Fees	1,050
Total Income (Loss)	$(3,246,457)

Expenses
Management Fees	$85,037
Professional Fees	31,909
Brokerage Commissions	326
Directors' Fees and insurance	3,670
Total Expenses	$120,942
Net Income (Loss)	$(3,367,399)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/24	$156,190,761
Withdrawals ((400,000) Shares)	(10,262,268)
Net Income (Loss)	(3,367,399)

Net Asset Value End of Month	$142,561,094
Net Asset Value Per Share (5,650,000 Shares)	$25.23

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended December 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$1,655,492
Unrealized Gain (Loss) on Market Value of Commodity Futures	(2,699,841)
Dividend Income	777,735
Interest Income	525,442
ETF Transaction Fees	1,050
Total Income (Loss)	$259,878

Expenses
Management Fees	$213,942
Professional Fees	68,851
Brokerage Commissions	10,984
Directors' Fees and insurance	8,487
Total Expenses	$302,264
Net Income (Loss)	$(42,386)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/24	$344,383,758
Withdrawals (400,000 Shares)	(10,262,268)
Net Income (Loss)	(42,386)

Net Asset Value End of Month	$334,079,104

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596